MERIDIAN VALUE FUND(SM)
                                                 January 23, 1998

To Our Shareholders:

The Meridian Value Fund's net asset value per share at December 31, 1997 was $15.86, a gain of 21.4% for the calendar year. The Fund made a dividend distribution of $1.31 per share on December 29, 1997, in addition to the $0.92 per share dividend distribution paid on September 23, 1997. The Fund's total return and average annual compounded rate of return since June 30, 1995, were 86.3% and 28.3%, respectively. Prior to June 30, 1995, the Fund's cash position was approximately 50%, as it was in the start-up process of becoming fully invested. The total return and average annual compounded rate of return for the S&P 500 with dividends reinvested since June 30, 1995, were 87.7% and 28.6%, respectively. The Fund's assets at the close of the quarter were invested 18.7% in cash and cash equivalents and 81.3% in stocks. Total net assets were $8,591,867 and there were 207 shareholders.

The S&P 500 gained 31 percent in 1997, as the market posted its third consecutive outstanding year. The three main forces behind the rise, in our opinion, were solid corporate profits, lower interest rates and a strong dollar. Big companies dominated the market. The Russell 2000 advanced 20.5 percent. Small company stocks have trailed large caps for three straight years. The S&P 500 and the Russell 2000 closed the year 1.4 percent and 6.1 percent off their all time highs respectively. Financial stocks, airlines, trucking and oil service companies were among the best performing groups. The worst performing groups included precious and nonferrous metals, footwear, casinos and health care.

The Dow Jones Bond Index began the year at 103.78 and closed the year at 105.05, a gain of 1.2 percent. The yield on the thirty-year government bond declined from 6.64 percent to 5.92 during 1997.

The economic focus is on the difficulties in Asia and the possible consequences for the U.S. economy. At this point, our view is that the damage to the U.S. economy will be limited. It will mean somewhat slower growth in the U.S., lower interest rates and inflation, and a stronger dollar. Companies exporting into Asian markets or competing with Asian companies will find the going more difficult. Companies manufacturing in Asia or purchasing goods from Asian companies will benefit. The U.S. economy is in good shape as we begin 1998. Our forecast is for moderate growth with stable levels of interest rates and inflation. However, it will be difficult to raise prices at a time when most companies are experiencing wage pressure from a tightening labor market. The result will be slower profit growth.

The tremendous surge in stock prices during the past three years has resulted in high valuations. The price earnings ratio, price to book value and the dividend yield on the S&P 500 are all at the high end of their historical range. This, of course, means additional risk. Corporate profits, as stated above, could be under some pressure this year. We expect the major market indices to post more modest increases in 1998, unless interest rates experience another significant decline.

The shares of smaller companies, as stated above, have underperformed their larger counterparts during the past three years. Valuations in this sector are more compelling and growth rates should prove superior going forward. We believe that this combination will lead to positive relative performance for this area of the market sooner or later, hopefully sooner. We have approximately 20 percent of our portfolio in cash entering the new year. We continue to research and evaluate a large number of companies, making purchases when, in our opinion, the fundamental prospects are good and the valuations are attractive.

InFocus Systems is the world's leading supplier of personal and conference room multimedia projection systems used for presentations, with approximately 25% market share. The overall projection market is growing in excess of 20% annually, despite continued price declines. Eighteen months ago, increased competition and an industry technology change resulted in excess inventory, causing steep price declines. Consequently, the company's earnings plummeted and the stock price dropped from $58 to $13. During the past year, InFocus Systems has significantly reduced its costs, sold off obsolete inventory, and launched several new products based upon new technology that will expand its presence into new market segments. Meanwhile, competition has leveled off. While the stock has rebounded a bit from its 1996 low, it sells at 13.5 times projected 1998 earnings.

We wish everyone a happy and prosperous New Year.

                                       Sincerely,

                             /s/ Richard F. Aster, Jr.
                                       Richard F. Aster, Jr.

                             /s/ Kevin C. O'Boyle
                                       Kevin C. O'Boyle

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997
================================================================================

                                                                    Shares       Value
                                                                    ------     ----------
     COMMON STOCK - 81.3%
       APPAREL/SHOE - 5.6%
          Fossil, Inc. ...........................................  11,300       $282,500
          Maxwell Shoe Company, Inc. - Class A....................  18,400        197,800
       CONSUMER FINANCE - 7.2%
          EZCORP, Inc. ...........................................  36,000        418,500
          Fingerhut Companies, Inc.*..............................   9,400        200,925
       CONSUMER PRODUCTS - 7.2%
          Perrigo Company.........................................  12,500        167,188
          Rubbermaid, Inc.*.......................................   8,000        200,000
          The Scotts Company......................................   8,200        248,050
       CONSUMER SERVICES - 2.2%
          PCA International, Inc.*................................   9,000        189,000
       HEALTH SERVICES - 10.6%
          Coram Healthcare Corporation............................  52,000        175,500
          Coventry Corporation....................................  11,600        176,900
          Mylan Laboratories Inc.*................................   9,700        203,094
          NovaCare, Inc. .........................................  11,400        148,912
          Staff Builders, Inc. - Class A..........................  97,000        203,089
       INDUSTRIAL PRODUCTS - 11.8%
          IMCO Recycling Inc.*....................................  14,000        224,875
          In Focus Systems, Inc. .................................   6,400        194,400
          Mechanical Dynamics, Inc. ..............................  28,000        187,250
          Telxon Corporation*.....................................   8,500        202,938
          Valley National Gases Incorporated......................  19,400        207,338
       INDUSTRIAL SERVICES - 4.5%
          Angelica Corporation*...................................  11,000        248,875
          Information Resources, Inc. ............................  10,700        143,112
       LEISURE & AMUSEMENT - 1.0%
          Sturm, Ruger & Company, Inc.*...........................   4,700         86,656
       RESTAURANTS - 5.2%
          Buffets, Inc. ..........................................  26,700        250,312
          Star Buffet, Inc. ......................................  17,000        195,500

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)
                                        3

DECEMBER 31, 1997
================================================================================

                                                                    Shares       Value
                                                                    ------     ----------

     COMMON STOCK (continued)
       RETAIL - 3.6%
          Shoe Carnival, Inc. ....................................  27,000       $219,375
          Sunglass Hut International..............................  14,000         88,375
       TECHNOLOGY - 14.6%
          American Management Systems, Incorporated...............  11,800        230,100
          Computer Network Technology Corporation.................  52,000        182,000
          Digi International Inc. ................................  11,000        187,000
          Electronic Data Systems, Inc.*..........................   5,600        246,050
          Integrated Device Technology, Inc. .....................   7,000         66,062
          MicroAge, Inc. .........................................   7,700        115,981
          Systems & Computer Technology Corporation...............   4,500        223,313
       TELECOMMUNICATIONS/CABLE EQUIPMENT - 7.8%
          Active Voice Corporation................................   6,500         81,250
          CIDCO Incorporated......................................  11,000        214,500
          Scientific-Atlanta, Inc.*...............................   9,300        155,775
          Universal Electronics Inc. .............................  22,000        220,000
                                                                               ----------
       TOTAL COMMON STOCK (Identified cost $6,161,021)............              6,982,495
                                                                               ----------
     CASH AND OTHER ASSETS LESS LIABILITIES - 18.7%.......................      1,609,372
                                                                               ----------
     NET ASSETS - 100%....................................................     $8,591,867
                                                                               ==========
     Shares of capital stock outstanding..................................        541,822
                                                                               ==========
     Net asset value per share............................................         $15.86
                                                                               ==========
*     Income producing

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)
                                        4

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
================================================================================

     ASSETS
       Investments (Cost $6,161,021)........................................   $6,982,495
       Cash and cash equivalents............................................    1,627,287
       Receivables for:
          Dividends.........................................................        3,658
          Interest..........................................................        5,558
       Prepaid expenses.....................................................          440
                                                                               ----------
          TOTAL ASSETS......................................................    8,619,438
                                                                               ----------

     LIABILITIES
       Payables For:
          Distributions.....................................................       14,615
          Accrued expenses..................................................       12,956
                                                                               ----------
          TOTAL LIABILITIES.................................................       27,571
                                                                               ----------
     NET ASSETS.............................................................   $8,591,867
                                                                               ==========
     Shares of capital stock outstanding, par value $.01 (25,000,000 shares
       authorized)..........................................................      541,822
                                                                               ==========
     Net asset value per share (offering and redemption price)..............       $15.86
                                                                               ==========
     Net assets consist of:
       Paid in capital......................................................   $7,759,783
       Undistributed net investment loss....................................      (68,949)
       Accumulated net realized gain........................................       79,559
       Net unrealized appreciation on investments...........................      821,474
                                                                               ----------
                                                                               $8,591,867
                                                                               ==========

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)
                                        5

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1997
================================================================================

     INVESTMENT INCOME
       Dividends................................................      $8,077
       Interest.................................................      16,791
                                                                   ---------
            Total investment income.............................                  $24,868
     EXPENSES
       Investment advisory fees.................................      41,899
       Transfer agent fees......................................      14,720
       Pricing fees.............................................      12,144
       Registration and filing fees.............................       5,472
       Professional fees........................................       6,808
       Custodian fees...........................................       4,905
       Reports to shareholders..................................       5,535
       Directors' fees and expenses.............................       1,104
       Miscellaneous expenses...................................       1,230
                                                                   ---------
            Total expenses......................................                   93,817
                                                                                 --------
       Net investment loss......................................                  (68,949)
     NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
       Net realized gain on investments.........................     728,427
       Net decrease in unrealized appreciation on investments...    (457,672)
                                                                   ---------
       Net realized and unrealized gains on investments.........                  270,755
                                                                                 --------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $201,806
                                                                                 ========

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)
                                        6

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                               Period Ended       Year Ended
                                                             December 31, 1997   June 30, 1997
                                                             -----------------   -------------
     OPERATIONS
     Net investment loss...................................        ($68,949)         ($107,994)
     Net realized gain on investments......................         728,427            508,543
     Net decrease (increase) in unrealized appreciation of
       investments.........................................        (457,672)           805,771
                                                                 ----------         ----------
       Net increase from operations........................         201,806          1,206,320
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income..................               0                  0
     Distributions from net realized capital gains.........      (1,049,191)          (249,400)
                                                                 ----------         ----------
       Total distributions.................................      (1,049,191)          (249,400)
                                                                 ----------         ----------
     CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of stock...........................       1,472,577          3,893,443
     Reinvestment of distributions.........................       1,027,567            244,328
     Less: redemptions.....................................        (401,002)        (1,226,088)
                                                                 ----------         ----------
       Increase resulting from capital share
          transactions.....................................       2,099,142          2,911,683
                                                                 ----------         ----------
     Total increase in net assets..........................       1,251,757          3,868,603
     NET ASSETS
     Beginning of period...................................       7,340,110          3,471,507
                                                                 ----------         ----------
     End of period.........................................      $8,591,867         $7,340,110
                                                                 ==========         ==========

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)
                                        7

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================

                                               For the six
                                                 months             For the fiscal year ended June 30,
                                                  ended        ---------------------------------------------
                                            December 31, 1997     1997         1996        1995     1994(a)
                                            -----------------  ----------   ----------   --------   --------
   Net Asset Value - Beginning of Year....          $17.40         $15.32       $10.27      $9.87     $10.00
                                                   -------        -------      -------    -------    -------
   Income from Investment Operations
   -----------------------------------
   Net Investment (Loss) Income...........           (0.13)         (0.26)       (0.10)     (0.04)      0.00
   Net Gains or Losses on Securities (both
     realized and unrealized).............            0.82           3.20         5.15       0.44      (0.13)
                                                   -------        -------      -------    -------    -------
   Total From Investment Operations.......            0.69           2.94         5.05       0.40      (0.13)
                                                   -------        -------      -------    -------    -------
   Less Dividends and Distributions
   -------------------------------
   Dividends from net investment income...            0.00           0.00         0.00       0.00       0.00
   Distribution from net realized capital
     gains................................           (2.23)         (0.86)        0.00       0.00       0.00
                                                   -------        -------      -------    -------    -------
   Total Dividends and Distributions......           (2.23)         (0.86)        0.00       0.00       0.00
                                                   -------        -------      -------    -------    -------
   Net Asset Value - End of Period........          $15.86         $17.40       $15.32     $10.27      $9.87
                                                   =======        =======      =======    =======    =======
   Total Return...........................           3.58%         20.55%+      49.17%+     4.05%+    (1.30%)+
                                                   =======        =======      =======    =======    =======
   Ratios/Supplemental Data
   -------------------------
   Net Assets, End of Period..............      $8,591,867     $7,340,110   $3,471,507   $715,021   $391,538
   Ratio of Expenses to Average Net
     Assets...............................           2.24%++        2.51%*       2.55%*     2.78%*     1.28%*
   Ratio of Net Investment Loss to Average
     Net Assets...........................          (1.65%)++      (1.96%)*     (1.36%)*    (.58%)*    (.07%)*
   Portfolio Turnover Rate................            141%++         144%         125%        77%       194%
   Average Commission Paid Per Share......         $0.0559**      $0.0572**    $0.0559**       --         --
(a)   From commencement of operations on February 10, 1994.
+     The total returns would have been lower had certain expenses not been reduced during the periods shown.
*     Not representative of expenses incurred by the Fund as the Adviser waived its fee and/or paid certain expenses of the Fund. As indicated in Note 3, the Investment Manager reduced a portion of its fee and absorbed certain expenses of the Fund. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets would have been 2.80%, 6.47%, 14.64% and 11.22%, and the ratio of net investment income to average net assets would have been a loss of 2.25%, 5.28%, 12.44% and
      10.02%, respectively.
**    A fund is required to disclose its average commission rate per share for security trades on which commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
      This rate generally does not reflect markups, markdowns, or spreads on shares traded on a principle basis, if any. This disclosure is required by the SEC and was effective beginning in 1996.
++    Figures are annualized.

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)
                                        8

NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED DECEMBER 31, 1997
================================================================================

 1. SIGNIFICANT ACCOUNTING POLICIES: Meridian Value Fund (the "Fund") a series of Meridian Fund, Inc., (the "Company"), began operations on February 10, 1994. The Fund was registered on February 7, 1994, under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The primary investment objective of the fund is to seek long-term growth of capital. In addition to the Meridian Value Fund, the Company also offers the Meridian Fund. The following is a summary of significant accounting policies:

  a. INVESTMENT VALUATIONS: Marketable securities are valued at the last sales price on the principal exchange or market on which they traded; or, if there were no sales that day, at the last reported bid price. Short-term investments that will mature in 60 days or less are stated at amortized costs, which approximates market value.

  b. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required. The aggregate cost of investments for federal income tax purposes is $6,161,021 the aggregate gross unrealized appreciation is $1,171,271 and the aggregate gross unrealized depreciation is $349,797 resulting in net unrealized appreciation of $821,474.

  c. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

  d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents.

  e. EXPENSES: Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to both series of Meridian Fund, Inc. are allocated to each series in proportion to their relative net assets.

  f. USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual amounts could differ from the estimates.

  g. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains are reported as dividends in excess of net

FOR THE PERIOD ENDED DECEMBER 31, 1997
================================================================================

      investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

 2. RELATED PARTIES AND ADVISORY FEE AND EXPENSE LIMITATION: The Fund has entered into a management agreement (the Investment Advisory Fee) with Aster Capital Management, Inc. ("Aster Capital") for the 12 month period beginning November 1, 1997 through October 31, 1998. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of Aster Capital. Beneficial ownership in the Fund by Richard F. Aster, Jr., President, as of December 31, 1997, was 20.48%.

     The Investment Adviser receives from the Fund as compensation for its services an annual fee of 1% of the Fund's net assets. The fee is paid monthly and calculated based on that month's average net assets. The Investment Adviser has agreed to reimburse the Fund for any fiscal year's expenses, including advisory fees, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. During the fiscal year the federal government pre-empted the state's right to impose expense limitations as a result of the National Securities Markets Improvement Act of 1996. However, the Fund continues to use the most stringent expense limitation of 2 1/2% and will do so in the future as the Adviser has agreed to continue this practice.

 3. CAPITAL STOCK TRANSACTIONS: The Fund has authorized 25,000,000 shares of common stock at a par value of $.01 per share. Transactions in capital stock for the year ended December 31, 1997 and June 30, 1997, were as follows:

                                           December    June
                                            1997       1997
                                           -------    -------
Shares sold                                 80,375    262,204
Shares issued on reinvestment of
  distributions                             61,393     17,540
                                           --------   --------
                                           141,768    279,744
Shares redeemed                            (21,788)   (84,575)
                                           --------   --------
Net increase                               119,980    195,169
                                           ========   ========

 4. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and officers of the Company who are directors and/or officers of Aster Capital Management, Inc. receive no compensation from the Fund. Directors of the Company who are not interested persons as defined in the Investment Company Act of 1940 receive compensation in the amount of $1,000 per annum and a $1,000 purchase of Meridian Fund or Meridian Value Fund stock, plus expenses for each Board of Directors meeting attended. The aggregate compensation due the unaffiliated Directors of the Fund as of December 31, 1997 was $1,000.

 5. COST OF INVESTMENTS: The cost of investments purchased and the proceeds from sales of investments, excluding short-term obligations, for the period ended December 31, 1997 were $5,249,288 and $5,758,549 respectively.

                     [This page intentionally left blank.]

                                                MERIDIAN VALUE FUND(SM)
================================================================================

                          This report is submitted for
                       the information of shareholders of
                         Meridian Fund, Inc. It is not
                         authorized for distribution to
                          prospective investors unless
                         preceded or accompanied by an
                             effective prospectus.

       -----------------------------------------------------------------
                             Officers and Directors

                             RICHARD F. ASTER, JR.
                             President and Director

                              MICHAEL S. ERICKSON

                                 HERBERT C. KAY

                                JAMES B. GLAVIN

                                MICHAEL STOLPER
                                   Directors

                                PAUL A. ROBINSON
                            Treasurer and Secretary

                                   Custodian
                                BANK OF NEW YORK
                               New York, New York

                      Transfer Agent and Disbursing Agent
                               FPS SERVICES, INC.
                         King of Prussia, Pennsylvania
                                 (800) 446-6662

                                    Counsel
                              MORRISON & FOERSTER
                                Washington D.C.

                                    Auditors
                                PRICE WATERHOUSE
                           San Francisco, California

                               SEMI ANNUAL REPORT

                               MERIDIAN FUND LOGO
                         60 E. SIR FRANCIS DRAKE BLVD.
                             WOOD ISLAND, SUITE 306
                               LARKSPUR, CA 94939
                                 (415) 461-6237

                            TELEPHONE (800) 446-6662

                               DECEMBER 31, 1997